NOTE 7 - INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 7 -       INCOME TAXES

As of December 31, 2015, the Company had federal net operating loss carry-forwards available to reduce taxable income of approximately $20,169,000.  The net operating loss carry-forwards expire between 2028 and 2034.

Deferred tax assets and liabilities at December 31, consist of the following:

	2015	2014
Deferred tax assets:
Net operating loss carry-forwards	$6,857,600	$5,294,800

Total deferred tax assets	6,857,600	5,294,800

Valuation allowance	(6,857,600)	(5,294,800)
Net deferred tax assets	$-	$-

Income tax benefit differs from the expected statutory rate as follows:

	2015	2014
Expected federal income tax benefit	$(2,211,800)	$(1,471,700)
Stock expense	215,600	357,000
Stock option and warrant expense	70,900	121,300
Other	362,500	70,700
Change in valuation allowance	1,562,800	922,700
Income tax benefit	$–	$–

A full valuation allowance has been established for the Company's net deferred tax assets since the realization of such assets through the generation of future taxable income is uncertain.

Under the Tax Reform Act of 1986, the amounts of, and the benefit from, net operating losses and tax credit carry-forwards may be impaired or limited in certain circumstances.  These circumstances include, but are not limited to, a cumulative stock ownership change of greater than 50%, as defined, over a three-year period.